PROSPECTUS Dated                                                                                                                                            Pricing Supplement No. 39
January 17, 2006                                                                                                                                                     March 12, 2007

                                                                                   U.S. $18,000,000,000                                                                Rule 424 (b) (3)
                                                                                                                                                                               Registration Statement
                                                                     FORD MOTOR CREDIT COMPANY                                                No. 333-131062

                                                                   FLOATING RATE DEMAND NOTES

                                                                   --------------------------------------------------

                                                                               Interest Rate Per Annum

Period            Tier One Notes        Tier Two Notes          Tier Three Notes
Beginning     Under $15,000          $15,000-$50,000            Over $50,000

3/12/2007               5.74%                        5.89%                            6.04%